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                                                                    EXHIBIT 10.4

                              VENTIV HEALTH, INC.

                           1999 STOCK INCENTIVE PLAN
                        (Effective             , 1999)

1.   Purposes.

     The purposes of the Ventiv Health, Inc. 1999 Stock Incentive Plan are to promote the long-term growth of Ventiv Health, Inc. and its subsidiaries by rewarding key management employees, consultants and directors of Ventiv Health, Inc. and its subsidiaries with a proprietary interest in Ventiv Health, Inc. for outstanding long-term performance and to attract, motivate and retain highly qualified and capable employees, consultants and directors.


2.   Definitions.

     Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

     2.1 "Award" means an award granted to a Participant under the Plan in the form of an Option, Restricted Stock, a Stock Appreciation Right, or any combination of the foregoing.

     2.2 "Board" means the Board of Directors of the Corporation.

     2.3 "Code" means the Internal Revenue Code of 1986, as amended, or any successor law.

     2.4 "Commission" means the Securities and Exchange Commission or any successor agency.

     2.5 "Compensation Committee" shall mean the Compensation Committee of the Board, which Committee shall consist of at least two (2) members of the Board, each of whom qualifies as both an "outside director" (within the meaning of Section 162(m)(4) of the Code) and a "non-employee director" (within the meaning of Rule 16b-3(b)(3) issued under the Securities Exchange Act of 1934).

     2.6 "Consultant" means any person performing consulting or advisory services for the Corporation or any Subsidiary, with or without compensation, including a person or entity providing services pursuant to a management services agreement with the Corporation, to whom the Compensation Committee chooses to grant an Option, Restricted Stock or Stock Appreciation Right in accordance with the Plan, provided that bona fide services must be rendered by such person and such services are not rendered in connection with the sale of securities in a capital raising transaction.

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  2.7  "Corporation" means Ventiv Health, Inc., a Delaware corporation, or any successor thereto.

  2.8 "Director" means for purposes of the grant of Awards under the Plan, a member of the Board of Directors of the Corporation or a Subsidiary.

  2.9 "Disability" means total disability as defined in Section 22(e)(3) of the Code.

  2.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  2.11 "Fair Market Value" means, on any given date, the current fair market value of shares as determined below:

       (a) If the Shares are listed upon an established stock exchange or exchanges, "Fair Market Value" means the closing price of such Shares on the New York Stock Exchange, or if the Shares are not traded on the New York Stock Exchange, the exchange that trades the largest volume of Shares on the date of the Award.

       (b) If the Shares are traded on the Nasdaq National Market, "Fair Market Value" means the closing price of such Shares reported on the Nasdaq National Market on the date of the Award, provided that if there should be no sales of such Shares reported on such date, the Fair Market Value of such Share on such date shall be deemed equal to the closing price as reported by the Nasdaq National Market for the last preceding date on which sales of such Shares were reported.

       (c) In all other cases, "Fair Market Value" shall be determined by the Compensation Committee using any reasonable method in good faith, provided that, with respect to the initial public offering of Shares by the Corporation, "Fair Market Value" means the initial offering price to the public of such Shares.


  2.12 "Option" means an option awarded under Section 7 to purchase Shares.

  2.13 "Option Exercise Period" means the period from the Option Grant Date to the date on which an Option expires.

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  2.14 "Option Grant Date" means the date upon which the Compensation
Committee grants an Option to an Optionee.

  2.15 "Optionee" means an employee, Director or Consultant of the Corporation or any Subsidiary to whom an Option has been granted.

  2.16 "Participant" means an employee, Director or Consultant of the Corporation or any Subsidiary to whom an Award has been granted which has not terminated, expired or been fully exercised.

  2.17 "Plan" means this Ventiv Health, Inc. 1999 Stock Incentive Plan, as it may be amended and restated from time to time.

  2.18 "Restricted Period" means the period of time, which may be a single period or multiple periods, during which Restricted Stock awarded to a Participant remains subject to the Restrictions imposed on such Shares, as determined by the Compensation Committee.

  2.19 "Restricted Stock" means an award of Shares on which are imposed Restricted Periods and Restrictions which subject the Shares to a "substantial risk of forfeiture" as defined in Section 83 of the Code.

  2.20 "Restricted Stock Agreement" means a written agreement between a Participant and the Corporation evidencing an award of Restricted Stock.

  2.21 "Restricted Stock Award Date" means the date on which the Compensation Committee awards Restricted Shares to the Participant.

  2.22 "Restrictions" means the restrictions and conditions imposed on Restricted Stock awarded to a Participant, as determined by the Compensation Committee, which must be satisfied in order for the Restricted Stock award to vest, in whole or in part, in the Participant.

  2.23 "Shares" means shares of Ventiv Stock.

  2.24 "Stock Appreciation Right" means a right to receive the spread or difference between the Fair Market Value of Shares subject to an Option and the corresponding Option exercise price, either in stock or in cash, or in a combination thereof.

  2.25 "Stock Appreciation Rights Agreement" means a written agreement between a Participant and the Corporation evidencing an award of Stock Appreciation Rights.

  2.26 "Stock Option Agreement" means a written agreement between a Participant and the Corporation evidencing an award of an Option.

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  2.27 "Subsidiary" means any domestic or foreign corporation or entity of which the Corporation owns, directly or indirectly, at least 50% of the total combined voting power of such corporation or other entity.


  2.28 "Ventiv Stock" means shares of common stock, par value $0.001 per share, of the Corporation.

  2.29 "Voting Stock" means all capital stock of the Corporation which by its terms is entitled under ordinary circumstances to vote in the election of directors.


3.Administration of the Plan.

  3.1 Administrator of Plan.   The Plan shall be administered by the
Compensation Committee of the Board.

  3.2 Authority of Compensation Committee.   The Compensation Committee shall
have full power and authority to:

      (i) designate the Participants to whom Options, Restricted Stock, or Stock Appreciation Rights may be awarded from time to time;

      (ii) determine the type of Award to be granted to each Participant under the Plan and the number and class of Shares subject thereto;

      (iii) determine the duration of the Restricted Period and the Restrictions to be imposed with respect to each Award;

      (iv) interpret and construe the Plan and adopt such rules and regulations as it shall deem necessary and advisable to implement and administer the Plan;

      (v) approve the form and terms and conditions of the Restricted Stock Agreement, Stock Option Agreement, or Stock Appreciation Rights Agreement, as the case may be, between the Corporation and the Participant; and

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      (vi) designate persons other than members of the Compensation Committee to grant Awards consisting of Options and Stock Appreciation Rights, to persons below the rank of Senior Vice President.

   The foregoing determinations shall be made in accordance with the Compensation Committee's best business judgment as to the best interests of the Corporation and its stockholders and in accordance with the purposes of the Plan.

   3.3 Determinations of Compensation Committee. A majority of the Compensation Committee shall constitute a quorum at any meeting of the Compensation Committee, and all determinations of the Compensation Committee shall be made by a majority of its members. Any action which the Compensation Committee shall take through a written instrument signed by all of its members shall be as effective as though it had been taken at a meeting duly called and held. The Compensation Committee shall report all actions taken by it to the Board.

   3.4 Delegation.   The Compensation Committee may delegate such non-
discretionary administrative duties under the Plan to one or more agents as it shall deem necessary and advisable.

   3.5 Effect of Compensation Committee Determinations.   No members of the
Compensation Committee or the Board shall be personally liable for any action or determination made in good faith with respect to the Plan, any Award or any settlement of any dispute between a Participant and the Corporation. Any decision made or action taken by the Compensation Committee or the Board with respect to an Award or the administration or interpretation of the Plan shall be conclusive and binding upon all persons.


4. Awards Under the Plan.

   Awards to a Participant under the Plan may be in the form of an Option, Restricted Stock, a Stock Appreciation Right, or a combination thereof, at the discretion of the Compensation Committee.


5. Eligibility

   The Participants in the Plan shall be the officers, key employees, Directors and Consultants of the Corporation and its Subsidiaries designated by the Compensation Committee. A Participant who has been granted an Award under the Plan may be granted additional Awards under the Plan under such circumstances, and at such times, as the Compensation Committee may determine.

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6. Shares Subject to Plan.

   Subject to adjustment as provided in Section 15 hereof, the aggregate number of Shares which may be issued upon the exercise of Options or Stock Appreciation Rights and the award of Restricted Stock under the Plan shall not exceed __________ shares of Ventiv Stock, increased (except as provided below) on the date the Board authorizes the issuance of additional shares of Ventiv Stock by ________________ (___%) percent of the number of such additional shares of Ventiv Stock which are authorized to be issued; provided, however, that any such increase shall be made only to the extent the Corporation has authorized and unreserved Shares of Ventiv Stock for such purposes. Such increases shall occur on the date of each such authorization of the issuance of additional Shares of Ventiv Stock by the Board, except for authorized issuances of Shares issued with respect to Awards under the Plan or relating to changes in capitalization for which an adjustment to the Shares available under the Plan is required by
Section 15. Subject to adjustment as provided in Section 15 hereof, the aggregate number of Shares which may be issued upon the exercise of Options or Stock Appreciation Rights and the Awards of Restricted Stock under this Plan to
any one Participant during any calendar year shall be (                    )
Shares of Ventiv Stock. If all or any portion of any outstanding Award under the Plan for any reason expires or is terminated, the Shares allocable to the unexercised or forfeited portion of such Award may again be subject to an Award under the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of Shares of Ventiv Stock which may be issued upon the exercise of Options or Stock Appreciate Rights and the Award of Restricted Stock but shall not apply for purposes of determining the aggregate number of Shares which may be issued upon the exercise of Options or Stock Appreciation Rights and the Award of Restricted Stock under this Plan to any one Participant during any calendar year.

7. Options.

   7.1 Terms of Options.   Options granted under the Plan shall be subject to
the following terms and conditions :

       (a) Option Price. The option price per Share under each Option (the "Option Price") may not be less than 100% of the Fair Market Value of a Share on the Option Grant Date. In no event shall the Option Price be less than the par value of such Share on the Option Grant Date.

       (b) Vesting of Options. Except as provided in this Section 7.1 hereof, Options shall vest in accordance with the terms provided by the Compensation Committee in the Stock Option Agreement. The Compensation Committee may accelerate the vesting of any Option in its discretion.

       (c) Exercise of Options. Each Option shall be exercisable on the dates and for the number of Shares as shall be provided in the related Stock Option Agreement, provided that (i) unless provided otherwise in the Stock Option Agreement, an Option shall not be exercisable earlier than six (6) months after the Option Grant Date, and (ii) in no event shall the Option Exercise Period exceed ten (10) years from the Option Grant Date.

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     Options may be exercised (in full or in part) only by written notice delivered to the Corporation at its principal executive office, accompanied by payment of the Option Price for the Shares as to which such Option is exercised. The Option Price of each Share as to which an Option is exercised shall be paid in full at the time of exercise (i) in cash, (ii) with Shares owned by the Participant, (iii) by delivery to the Corporation of (x) irrevocable instructions to deliver directly to a broker the stock certificates representing the Shares for which the Option is being exercised, and (y) irrevocable instructions to such broker to sell such Shares and promptly deliver to the Corporation the portion of the proceeds equal to the Option Price and any amount necessary to satisfy the Corporation's obligation for withholding taxes, or (iv) any combination thereof. For purposes of making payment in Shares, such Shares shall be valued at their Fair Market Value on the date of exercise of the Option and shall have been held by the Participant for at least six (6) months.

     (d) Termination of Employment or Service of Optionee.   The Compensation
  Committee shall have authority to determine the circumstances under which an Option will vest upon termination of the employment or service of the Optionee for any reason. Unless otherwise determined by the Compensation Committee, the Compensation Committee shall provide that vesting of the Option shall cease on the date of termination of employment or service and the Option shall terminate on the date which is three (3) months after the date on which the Optionee terminates employment or service. In the event an Optionee terminates employment or service by reason of the Optionee's death or Disability, the Option shall terminate one (1) year after the date on which the Optionee terminates employment or service as a result of death or Disability. In any event, each Option shall terminate no later than ten (10) years after the Option Grant Date. Such provisions shall be contained in the Stock Option Agreement given to each Optionee.

     (e) Rights as a Stockholder.   An Optionee or a transferee of an Option
  shall have no rights as a stockholder with respect to any Shares covered by any Option until the date of the issuance of a stock certificate to such person evidencing such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 14 hereof.

     (f) Investment Purpose.   The Corporation shall not be obligated to sell or
  issue any Shares pursuant to any Option unless the Shares with respect to which the Option is being

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  exercised are at that time registered or exempt from registration under the
  Securities Act of 1933, as amended.

     (g) Assumption of Options.   The Corporation may issue or assume under the
  Plan any stock option previously granted by the Corporation or in connection with any transaction or transactions upon such terms and conditions and, in the case of any option so assumed, with such modifications or adjustments therein, as shall be determined by the Compensation Committee. Any such option so issued or assumed shall be deemed to be an Option granted under this Plan, notwithstanding that any provision of this Plan would not, except for this
  Section 7, permit the grant of an option having the terms and conditions, including the option price, of such option as so issued or assumed.


     (h) Forfeiture of Options for Misconduct.   If the Compensation Committee
  determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Corporation, breach of fiduciary duty or deliberate disregard of Corporation policy resulting in loss, damage, or injury to the Corporation, or if an Optionee makes any unauthorized disclosure of any trade secret or confidential information, breaches any written agreement with the Corporation, engages in any conduct constituting unfair competition, induces any customer to breach a contract with the Corporation, or solicits or attempts to solicit any employee of the Corporation to terminate employment with the Corporation, neither the Optionee nor the Optionee's estate shall be entitled to exercise any Option whatsoever. In making such determination, the Compensation Committee shall act fairly and shall give the Optionee an opportunity to appear and present evidence on his or her behalf at a hearing before the Compensation Committee.

     (i) Transferability of Options.   Section 11 hereof to the contrary
  notwithstanding, if the Compensation Committee so provides in the Stock Option Agreement, an Option may be transferred by an Optionee to the Optionee's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Optionee may not receive any consideration for the transfer. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. In the event of any such transfer, the Option and any Stock Appreciation Rights that relate to such Option must be transferred to the same person or persons or entity or entities.

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8. Restricted Stock.

   8.1 Terms of Restricted Stock Awards.   Subject to and consistent with the
provisions of the Plan, with respect to each Award of Restricted Stock to a Participant, the Compensation Committee shall determine:

       (a) the terms and conditions of the Restricted Stock Agreement between the Corporation and the Participant evidencing the Award;

       (b) the Restricted Period for all or a portion of the Award;

       (c) the Restrictions applicable to the Award, including, but not limited to, continuous employment with the Corporation or any of its Subsidiaries for a specified term or the attainment of specific corporate, divisional or individual performance standards or goals, which Restricted Period and Restrictions may differ with respect to each Participant;

       (d) whether the Participant shall receive the dividends and other distributions paid with respect to an Award of Restricted Stock as declared and paid to the holders of the Shares during the Restricted Period or shall be withheld by the Corporation for the account of the Participant until the Restricted Periods have expired or the Restrictions have been satisfied, and whether interest shall be paid on such dividends and other distributions withheld, and if so, the rate of interest to be paid, or whether such dividends may be reinvested in Shares; or

       (e) the percentage of the Award which shall vest in the Participant in the event of such Participant's death or Disability prior to the expiration of the Restricted Period or the satisfaction of the Restrictions applicable to an award of Restricted Stock.

   8.2 Delivery of Shares.   Upon an Award of Restricted Stock to a Participant,
the stock certificate representing the Restricted Stock shall be issued and transferred to and in the name of

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the Participant, whereupon the Participant shall become a stockholder of the
Corporation with respect to such Restricted Stock and shall be entitled to vote the Shares. Such stock certificate shall be held in custody by the Corporation, together with stock powers executed by the Participant in favor of the Corporation, until the Restricted Period expires and the Restrictions imposed on the Restricted Stock are satisfied.


9.  Performance-Based Awards of Restricted Stock.

    Certain Awards of Restricted Stock granted under the Plan may be granted in a manner that the Awards qualify for the performance-base compensation exemption of Section 162(m) of the Code ("Performance-Based Awards"). As determined by the Compensation Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards shall be based on achievement of hurdle rates and/or growth rates in one or more business criteria that apply to the individual participant or one or more business units or the Corporation as a whole. The business criteria shall be as follows, individually or in comb-ination: (i) net earnings; (ii) earnings per share; (iii) net sales growth;
(iv) market share; (v) net operating profit; (vi) expense targets; (vii) working capital targets relating to accounts receivable; (viii) operating margin; (ix) return on equity; (x) return on assets; (xi) planning accuracy (as measured by comparing planned results to actual results); (xii) market price per share; and
(xiii) total return to stockholders. In addition, Performance-Based Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing business criteria. With respect to Performance-Based Awards, (i) the Compensation Committee shall establish in writing (x) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the Participant if such performance goals are obtained and (y) the individual employees or class of employees to which such performance goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed) and (ii) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given period until the Compensation Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied. With respect to Awards intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Compensation Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. Notwithstanding the preceding sentence, the Compensation Committee may reduce or eliminate the number of Shares granted or the number of Shares vested upon the attainment of such performance goal.


10. Stock Appreciation Rights.

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  10.1 Grants of Stock Appreciation Rights.   Stock Appreciation Rights
("SARs") may be granted in conjunction with all or a part of any Option granted under the Plan, either at the time of the grant of such Option or at any subsequent time prior to the expiration of such Option; provided, however, that SARs shall not be offered or granted in connection with a prior Option without the consent of the holder of such Option. SARs may not be exercised by an Optionee who is a director or officer (within the meaning of Rule 16a-1(f) under the Exchange Act) of the Corporation within six (6) months after the SAR is granted, except that this limitation shall not be applicable in the event of the death or Disability of such Optionee occurring prior to the expiration of such six-month period.

  10.2 Terms of Stock Appreciation Rights.   All SARs shall be subject to the
following terms and conditions:

       (a) SARs shall be exercisable only at such time and to the extent that the Option to which they relate (the "Related Option") shall be exercisable.

       (b) Upon exercise of a SAR, the Optionee shall be entitled to the difference between the Fair Market Value of one Share and the Option Price of one Share specified in the Related Option times the number of Shares in respect of which the SARs shall have been exercised ("the Economic Value").
  An Optionee, upon the exercise of SARs, shall receive the Economic Value thereof, and the Compensation Committee in its sole discretion shall determine the form in which payment of such Economic Value will be made, whether in cash, Shares or any combination thereof. For purposes of this Section 10.2(b), the Fair Market Value of the Shares shall be determined as of the date of exercise of the SAR.

       (c) An SAR may be exercised without exercising the Related Option, but the Related Option shall be canceled for all purposes under the Plan to the extent of the SAR exercise. A Related Option may be exercised without exercising the SAR, but the SAR shall be canceled for all purposes under the Plan to the extent of the Related Option Exercise.


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11.   Non-Transferability of Awards.

      Except as may be provided by the Committee in accordance with Section 7.1(j)hereof, Awards granted under the Plan shall not be transferable by the Participant during the Participant's lifetime and may not be assigned, exchanged, pledged, transferred or otherwise encumbered or disposed of except by will or by the applicable laws of descent and distribution. Except as may be provided by the Compensation Committee in accordance with Section 7.1(j) hereof, Options and Stock Appreciation Rights shall be exercisable during the Participant's lifetime only by the Participant or by the Participant's guardian or legal representative.


12.   Withholding of Taxes.

      Federal, state or local law may require the withholding of taxes applicable to income resulting from an Award. A Participant shall be required to make appropriate arrangements with the Corporation or Subsidiary, as the case may be, for satisfaction of any federal, state or local taxes the Corporation or Subsidiary is required to withhold. The Compensation Committee may, in its discretion and subject to such rules as it may adopt, permit the Participant to pay all or a portion of the federal, state or local withholding taxes arising in connection with an Award by electing to (i) have the Corporation withhold Shares, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares, under each election such Shares having a Fair Market Value on the date specified in the rules adopted by the Committee equal to the amount to be withheld. The Corporation shall be under no obligation to issue Shares to the Participant unless the Participant has made the necessary arrangements for payment of the applicable withholding taxes.


13.   No Right to Continued Employment.

      Neither the establishment of the Plan nor the granting of an Award shall confer upon any Participant any right to continue in the employ of the Corporation or any of its Subsidiaries or interfere in any way with the right of the Corporation or any of its Subsidiaries to terminate such employment at any time. No Award shall be deemed to be salary or compensation for the purpose of computing benefits under any employee benefit, pension or retirement plans of the Corporation or any of its Subsidiaries, unless the Compensation Committee shall determine otherwise.


14.   Amendment and Termination of Plan.

      The Board may amend the Plan from time to time, except that, without approval of the stockholders of the Corporation, no such revision or amendment shall change the total number of

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Shares which may be issued pursuant to the Plan or the maximum number of shares subject to Awards that may be granted to any individual under the Plan, change the designation of the classes of employees, Directors or Consultants eligible to receive Options, remove the administration of the Plan from the Compensation Committee or modify the business criteria for Performance-Based Awards. Unless sooner terminated as provided herein, the Plan shall terminate on the tenth anniversary of its effective date. The Board may terminate this Plan at any time it deems advisable, except that Options, Restricted Stock and Stock Appreciation Rights granted under the Plan before its termination shall continue to be administered under the Plan until such Options and Stock Appreciation Rights are canceled, terminated, or are exercised and the Restricted Stock is canceled, vested or is forfeited.


15.   Changes in Capitalization.

      Subject to any required action by the stockholders, the number of Shares covered by each outstanding Award and the exercise price per each such Share subject to an Option or Stock Appreciation Right shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Corporation resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only on the Shares) or any other increase or decrease in the number of such Shares effected without receipt of consideration by the Corporation.

      If the Corporation merges or is consolidated with another corporation, whether or not the Corporation is a surviving corporation, or if the Corporation is liquidated or sells or otherwise disposes of substantially all of its assets while unexercised Options remain outstanding under the Plan, (i) after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of that Option, to receive, in lieu of Shares, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of Shares equal to the number of Shares as to which that Option may be exercised; or (ii) if Options have not already become exercisable, the Compensation Committee may accelerate the exercise so that all Options, from and after a date prior to the effective date of that merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Compensation Committee, shall be exercisable in full.

      If the Corporation is merged into or consolidated with another corporation under circumstances where the Corporation is not the surviving corporation (other than circumstances involving a mere change in the identity, form or place of organization of the Corporation), or if the Corporation is liquidated or dissolved, or sells or otherwise disposes of substantially all of its assets to another entity while unexercised Options remain outstanding under the Plan, unless provisions are made in connection with the transaction for the continuance of the Plan and/or the assumption or substitution of Options with new options covering the stock of the successor

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corporation, or the parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and exercise prices, then all outstanding Options shall be canceled as of the effective date of such merger, consolidation, liquidation, dissolution, or sale.

     In the event of a change of all of the Corporation's authorized Shares with par value into the same number of Shares with a different par value or without par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.

     To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Compensation Committee, whose determination in that respect shall be final, binding and conclusive.

     Except as hereinbefore expressly provided in this Section 15, the Participant shall have no rights (i) by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or (ii) by reason of any dissolution, liquidation, merger, or consolidation, spin-off of assets or stock of another corporation, or any issue by the Corporation of shares of stock of any class, nor shall any of these actions affect, or cause an adjustment to be made with respect to, the number or price of Shares subject to any Option.

     The grant of any Award pursuant to the Plan shall not affect in any way the right or power of the Corporation (i) to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, (ii) to merge or consolidate, (iii) to dissolve, liquidate, or sell or transfer all or any part of its business or assets or (iv) to issue any bonds, debentures, preferred or other preference stock ahead of or affecting the Shares. If any action described in the preceding sentence results in a fractional Share for any Participant under any Award hereunder, such fraction shall be completely disregarded and the Participant shall only be entitled to the whole number of Shares resulting from such adjustment.


16.  Governing Law.

     The Plan and each Stock Option Agreement, Restricted Stock Agreement and Stock Appreciation Rights Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.


17.  Effective Date.

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

     The Plan as amended shall be effective on September      , 1999, subject to
the approval of the Plan within twelve (12) months of such date by a majority of the voting shares represented and entitled to vote.

                                  VENTIV HEALTH, INC.

                                  By:__________________________________
                                     Name:
                                     Title:

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